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                                                                    EXHIBIT (24)
                            FIRST UNION CORPORATION
                               POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS that the undersigned directors and officers of FIRST UNION CORPORATION (the "Corporation") hereby constitute and appoint Marion A. Cowell, Jr. and Kent S. Hathaway, and each of them severally, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and in any of them, to sign for the undersigned and in their respective names as directors and officers of the Corporation, a Registration Statement on Form S-4 to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, including any and all amendments to such Registration Statement, relating to the shares of the Corporation's Common Stock (including the rights attached thereto) issuable in connection with the acquisition of Columbia First Bank, F.S.B. by the Corporation.

                      SIGNATURE                                                      CAPACITY
         /s/           EDWARD E. CRUTCHFIELD            Chairman, and Chief Executive Officer and Director
                EDWARD E. CRUTCHFIELD
          /s/              ROBERT T. ATWOOD             Executive Vice President and Chief Financial Officer
                   ROBERT T. ATWOOD
           /s/               JAMES H. HATCH             Senior Vice President and Corporate Controller (Principal
                                                          Accounting Officer)
                    JAMES H. HATCH
          /s/             G. ALEX BERNHARDT             Director
                  G. ALEX BERNHARDT
           /s/             W. WALDO BRADLEY             Director
                   W. WALDO BRADLEY
          /s/               ROBERT J. BROWN             Director
                   ROBERT J. BROWN
          /s/               ROBERT D. DAVIS             Director
                   ROBERT D. DAVIS
          /s/              R. STUART DICKSON            Director
                  R. STUART DICKSON
           /s/                  B.F. DOLAN              Director
                      B.F. DOLAN
          /s/              RODDEY DOWD, SR.             Director
                   RODDEY DOWD, SR.
          /s/               JOHN R. GEORGIUS            Director
                   JOHN R. GEORGIUS
        /s/           WILLIAM N. GOODWIN, JR.           Director
               WILLIAM N. GOODWIN, JR.

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
          /s/              BRENTON S. HALSEY            Director
                  BRENTON S. HALSEY
           /s/            HOWARD H. HAWORTH             Director
                  HOWARD H. HAWORTH
         /s/           TORRENCE E. HEMBY, JR.           Director
                TORRENCE E. HEMBY, JR.
          /s/             LEONARD G. HERRING            Director
                  LEONARD G. HERRING
          /s/              JACK A. LAUGHERY             Director
                   JACK A. LAUGHERY
            /s/                 MAX LENNON              Director
                      MAX LENNON
          /s/             RADFORD D. LOVETT             Director
                  RADFORD D. LOVETT
         /s/             HENRY D. PERRY, JR.            Director
                 HENRY D. PERRY, JR.
          /s/           RANDOLPH N. REYNOLDS            Director
                 RANDOLPH N. REYNOLDS
           /s/                RUTH G. SHAW              Director
                     RUTH G. SHAW
          /s/                LANTY L. SMITH             Director
                    LANTY L. SMITH
          /s/              DEWEY L. TROGDON             Director
                   DEWEY L. TROGDON
          /s/                 JOHN D. UIBLE             Director
                    JOHN D. UIBLE
           /s/                 B. J. WALKER             Director
                     B. J. WALKER
          /s/            KENNETH G. YOUNGER             Director
                  KENNETH G. YOUNGER

April 18, 1995
Charlotte, North Carolina